                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, That I, the undersigned, Chairman, President, CEO and a director of The St. Paul Companies, Inc., a Minnesota corporation ("The St. Paul"), do hereby make, nominate and appoint Bruce A. Backberg and Edward M. Gerber, or either of them, to be my attorney-in-fact, with full power and authority to sign on my behalf a Registration Statement on Form S-8 of The St. Paul Companies, Inc. (the "Registration Statement") relating to shares of common stock of The St. Paul to be issued pursuant to The St. Paul Holdings Sharesave Scheme, and any or all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, provided that the Registration Statement and any amendments thereto, in their final form, are reviewed by said attorney-in-fact, and shall have the same force and effect as though I had manually signed such Registration Statement or amendments.

Dated:  February 4, 1997           SIGNATURE:  /s/ Douglas W. Leatherdale
                                              ---------------------------------
                                   NAME:  Douglas W. Leatherdale

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, That I, the undersigned, Executive Vice President and a director of The St. Paul Companies, Inc., a Minnesota corporation ("The St. Paul"), do hereby make, nominate and appoint Bruce A. Backberg and Edward M. Gerber, or either of them, to be my attorney-in-fact, with full power and authority to sign on my behalf a Registration Statement on Form S-8 of The St. Paul Companies, Inc. (the "Registration Statement") relating to shares of common stock of The St. Paul to be issued pursuant to The St. Paul Holdings Sharesave Scheme, and any or all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, provided that the Registration Statement and any amendments thereto, in their final form, are reviewed by said attorney-in-fact, and shall have the same force and effect as though I had manually signed such Registration Statement or amendments.

Dated:  February 4, 1997           SIGNATURE:  /s/ Patrick A. Thiele
                                              ---------------------------------
                                   NAME:  Patrick A. Thiele

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, That I, the undersigned, Executive Vice President and Chief Financial Officer of The St. Paul Companies, Inc., a Minnesota corporation ("The St. Paul"), do hereby make, nominate and appoint Bruce A. Backberg and Edward M. Gerber, or either of them, to be my attorney-in-fact, with full power and authority to sign on my behalf a Registration Statement on Form S-8 of The St. Paul Companies, Inc. (the "Registration Statement") relating to shares of common stock of The St. Paul to be issued pursuant to The St. Paul Holdings Sharesave Scheme, and any or all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, provided that the Registration Statement and any amendments thereto, in their final form, are reviewed by said attorney-in-fact, and shall have the same force and effect as though I had manually signed such Registration Statement or amendments.

Dated:  February 4, 1997           SIGNATURE:  /s/ Paul J. Liska
                                              ---------------------------------
                                   NAME:  Paul J. Liska

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, That I, the undersigned, Senior Vice President and Chief Accounting Officer of The St. Paul Companies, Inc., a Minnesota corporation ("The St. Paul"), do hereby make, nominate and appoint Bruce A. Backberg and Edward M. Gerber, or either of them, to be my attorney-in-fact, with full power and authority to sign on my behalf a Registration Statement on Form S-8 of The St. Paul Companies, Inc. (the "Registration Statement") relating to shares of common stock of The St. Paul to be issued pursuant to The St. Paul Holdings Sharesave Scheme, and any or all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, provided that the Registration Statement and any amendments thereto, in their final form, are reviewed by said attorney-in-fact, and shall have the same force and effect as though I had manually signed such Registration Statement or amendments.

Dated:  February 4, 1997           SIGNATURE:  /s/ Howard E. Dalton
                                              ---------------------------------
                                   NAME:  Howard E. Dalton

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, That I, the undersigned, a director of The St. Paul Companies, Inc., a Minnesota corporation ("The St. Paul"), do hereby make, nominate and appoint Bruce A. Backberg and Edward M. Gerber, or either of them, to be my attorney-in-fact, with full power and authority to sign on my behalf a Registration Statement on Form S-8 of The St. Paul Companies, Inc. (the "Registration Statement") relating to shares of common stock of The St. Paul to be issued pursuant to The St. Paul Holdings Sharesave Scheme, and any or all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, provided that the Registration Statement and any amendments thereto, in their final form, are reviewed by said attorney-in-fact, and shall have the same force and effect as though I had manually signed such Registration Statement or amendments.

Dated:  February 4, 1997           SIGNATURE:  /s/ Michael R. Bonsignore
                                              ---------------------------------
                                   NAME:  Michael R. Bonsignore

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, That I, the undersigned, a director of The St. Paul Companies, Inc., a Minnesota corporation ("The St. Paul"), do hereby make, nominate and appoint Bruce A. Backberg and Edward M. Gerber, or either of them, to be my attorney-in-fact, with full power and authority to sign on my behalf a Registration Statement on Form S-8 of The St. Paul Companies, Inc. (the "Registration Statement") relating to shares of common stock of The St. Paul to be issued pursuant to The St. Paul Holdings Sharesave Scheme, and any or all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, provided that the Registration Statement and any amendments thereto, in their final form, are reviewed by said attorney-in-fact, and shall have the same force and effect as though I had manually signed such Registration Statement or amendments.

Dated:  February 4, 1997           SIGNATURE:  /s/ John H. Dasburg
                                              ---------------------------------
                                   NAME:  John H. Dasburg

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, That I, the undersigned, a director of The St. Paul Companies, Inc., a Minnesota corporation ("The St. Paul"), do hereby make, nominate and appoint Bruce A. Backberg and Edward M. Gerber, or either of them, to be my attorney-in-fact, with full power and authority to sign on my behalf a Registration Statement on Form S-8 of The St. Paul Companies, Inc. (the "Registration Statement") relating to shares of common stock of The St. Paul to be issued pursuant to The St. Paul Holdings Sharesave Scheme, and any or all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, provided that the Registration Statement and any amendments thereto, in their final form, are reviewed by said attorney-in-fact, and shall have the same force and effect as though I had manually signed such Registration Statement or amendments.

Dated:  February 4, 1997           SIGNATURE:  /s/ W. John Driscoll
                                              ---------------------------------
                                   NAME:  W. John Driscoll

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, That I, the undersigned, a director of The St. Paul Companies, Inc., a Minnesota corporation ("The St. Paul"), do hereby make, nominate and appoint Bruce A. Backberg and Edward M. Gerber, or either of them, to be my attorney-in-fact, with full power and authority to sign on my behalf a Registration Statement on Form S-8 of The St. Paul Companies, Inc. (the "Registration Statement") relating to shares of common stock of The St. Paul to be issued pursuant to The St. Paul Holdings Sharesave Scheme, and any or all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, provided that the Registration Statement and any amendments thereto, in their final form, are reviewed by said attorney-in-fact, and shall have the same force and effect as though I had manually signed such Registration Statement or amendments.

Dated:  February 4, 1997           SIGNATURE:  /s/ Pierson M. Grieve
                                              ---------------------------------
                                   NAME:  Pierson M. Grieve

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, That I, the undersigned, a director of The St. Paul Companies, Inc., a Minnesota corporation ("The St. Paul"), do hereby make, nominate and appoint Bruce A. Backberg and Edward M. Gerber, or either of them, to be my attorney-in-fact, with full power and authority to sign on my behalf a Registration Statement on Form S-8 of The St. Paul Companies, Inc. (the "Registration Statement") relating to shares of common stock of The St. Paul to be issued pursuant to The St. Paul Holdings Sharesave Scheme, and any or all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, provided that the Registration Statement and any amendments thereto, in their final form, are reviewed by said attorney-in-fact, and shall have the same force and effect as though I had manually signed such Registration Statement or amendments.

Dated:  February 4, 1997           SIGNATURE:  /s/ Ronald James
                                              ---------------------------------
                                   NAME:  Ronald James

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, That I, the undersigned, a director of The St. Paul Companies, Inc., a Minnesota corporation ("The St. Paul"), do hereby make, nominate and appoint Bruce A. Backberg and Edward M. Gerber, or either of them, to be my attorney-in-fact, with full power and authority to sign on my behalf a Registration Statement on Form S-8 of The St. Paul Companies, Inc. (the "Registration Statement") relating to shares of common stock of The St. Paul to be issued pursuant to The St. Paul Holdings Sharesave Scheme, and any or all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, provided that the Registration Statement and any amendments thereto, in their final form, are reviewed by said attorney-in-fact, and shall have the same force and effect as though I had manually signed such Registration Statement or amendments.

Dated:  February 4, 1997           SIGNATURE:  /s/ David G. John
                                              ---------------------------------
                                   NAME:  David G. John

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, That I, the undersigned, a director of The St. Paul Companies, Inc., a Minnesota corporation ("The St. Paul"), do hereby make, nominate and appoint Bruce A. Backberg and Edward M. Gerber, or either of them, to be my attorney-in-fact, with full power and authority to sign on my behalf a Registration Statement on Form S-8 of The St. Paul Companies, Inc. (the "Registration Statement") relating to shares of common stock of The St. Paul to be issued pursuant to The St. Paul Holdings Sharesave Scheme, and any or all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, provided that the Registration Statement and any amendments thereto, in their final form, are reviewed by said attorney-in-fact, and shall have the same force and effect as though I had manually signed such Registration Statement or amendments.


Dated:  February 4, 1997           SIGNATURE:  /s/ William H. Kling
                                              ---------------------------------
                                   NAME:  William H. Kling

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, That I, the undersigned, a director of The St. Paul Companies, Inc., a Minnesota corporation ("The St. Paul"), do hereby make, nominate and appoint Bruce A. Backberg and Edward M. Gerber, or either of them, to be my attorney-in-fact, with full power and authority to sign on my behalf a Registration Statement on Form S-8 of The St. Paul Companies, Inc. (the "Registration Statement") relating to shares of common stock of The St. Paul to be issued pursuant to The St. Paul Holdings Sharesave Scheme, and any or all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, provided that the Registration Statement and any amendments thereto, in their final form, are reviewed by said attorney-in-fact, and shall have the same force and effect as though I had manually signed such Registration Statement or amendments.

Dated:  February 4, 1997           SIGNATURE:  /s/ Bruce K. MacLaury
                                              ---------------------------------
                                   NAME:  Bruce K. MacLaury

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, That I, the undersigned, a director of The St. Paul Companies, Inc., a Minnesota corporation ("The St. Paul"), do hereby make, nominate and appoint Bruce A. Backberg and Edward M. Gerber, or either of them, to be my attorney-in-fact, with full power and authority to sign on my behalf a Registration Statement on Form S-8 of The St. Paul Companies, Inc. (the "Registration Statement") relating to shares of common stock of The St. Paul to be issued pursuant to The St. Paul Holdings Sharesave Scheme, and any or all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, provided that the Registration Statement and any amendments thereto, in their final form, are reviewed by said attorney-in-fact, and shall have the same force and effect as though I had manually signed such Registration Statement or amendments.

Dated:  February 4, 1997           SIGNATURE:  /s/ Glen D. Nelson, M.D.
                                              ---------------------------------
                                   NAME:  Glen D. Nelson, M.D.

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, That I, the undersigned, a director of The St. Paul Companies, Inc., a Minnesota corporation ("The St. Paul"), do hereby make, nominate and appoint Bruce A. Backberg and Edward M. Gerber, or either of them, to be my attorney-in-fact, with full power and authority to sign on my behalf a Registration Statement on Form S-8 of The St. Paul Companies, Inc. (the "Registration Statement") relating to shares of common stock of The St. Paul to be issued pursuant to The St. Paul Holdings Sharesave Scheme, and any or all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, provided that the Registration Statement and any amendments thereto, in their final form, are reviewed by said attorney-in-fact, and shall have the same force and effect as though I had manually signed such Registration Statement or amendments.

Dated:  February 4, 1997           SIGNATURE:  /s/ Anita M. Pampusch
                                              ---------------------------------
                                   NAME:  Anita M. Pampusch

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, That I, the undersigned, a director of The St. Paul Companies, Inc., a Minnesota corporation ("The St. Paul"), do hereby make, nominate and appoint Bruce A. Backberg and Edward M. Gerber, or either of them, to be my attorney-in-fact, with full power and authority to sign on my behalf a Registration Statement on Form S-8 of The St. Paul Companies, Inc. (the "Registration Statement") relating to shares of common stock of The St. Paul to be issued pursuant to The St. Paul Holdings Sharesave Scheme, and any or all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, provided that the Registration Statement and any amendments thereto, in their final form, are reviewed by said attorney-in-fact, and shall have the same force and effect as though I had manually signed such Registration Statement or amendments.

Dated:  February 4, 1997           SIGNATURE:  /s/ Gordon M. Sprenger
                                              ---------------------------------
                                   NAME:  Gordon M. Sprenger